UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2016

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number)	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)
On November 10, 2016, the stockholders voted to approve the amendment and restatement of the Jack Henry & Associates, Inc. 2006 Employee Stock Purchase Plan (the "Plan"). The Plan was initially approved by the Company's stockholders on October 31, 2006, and has been amended several times. The Plan was amended and restated effective October 31, 2016 with respect to offering periods commencing November 1, 2016, subject to the increase in the number of shares provided in the amendment and restatement not becoming effective until the amended and restated Plan was approved by the Company's stockholders at the Annual Meeting. The purpose of the Plan is to provide employees of the Company with an opportunity to purchase shares of the Company's Common Stock, thereby linking the interests of employees and stockholders. Two million five hundred thousand (2,500,000) shares of the Common Stock are authorized for purchase under the Plan, which is an increase of one million five hundred thousand (1,500,000) shares from the original one million shares (1,000,000) authorized for purchase under the original plan as adopted in 2006. A description of the material terms of the Plan is set forth in Proposal 3 of the Company's definitive Proxy Statement filed with the SEC on October 3, 2016 (the "Proxy") and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders of the "Company" was held on November 10, 2016.

(b)	The Company's stockholders elected all of the Company's nominees for director, and voted on other matters, with final voting results as follows:

(1) Elected the following directors to hold office for one-year terms ending at the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified:

Name	For	Withheld	Broker Non-Votes
Matthew C. Flanigan	64,864,453	911,609	6,399,684
John F. Prim	65,464,559	311,504	6,399,684
Thomas H. Wilson	65,642,583	133,484	6,399,684
Jacque R. Fiegel	64,913,335	862,728	6,399,684
Thomas A. Wimsett	65,693,540	82,527	6,399,684
Laura G. Kelly	58,699,586	7,076,481	6,399,684
Shruti Miyashiro	65,529,202	246,860	6,399,684
Wes Brown	65,635,184	140,883	6,399,684

(2) Approved the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
65,081,756	501,250	193,060	6,399,684

(3) Approved the amendment and restatement of the 2006 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
65,480,535	134,138	161,393	6,399,684

(4) Ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017:

For	Against	Abstain
72,017,639	95,301	62,810

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	November 14, 2016	By: /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer